Common Stock Warrants	3 Months Ended
Mar. 31, 2013
Text Block [Abstract]
Common Stock Warrants

Note 8 – Common Stock Warrants

In connection with a $60 million term loan facility closed in November 2010, we issued (1) 1.2 million warrants exercisable at any time on or after the closing date of the term loan facility for a period of five years from the closing date on a cashless exercise basis at $15 per share until July 28, 2011, the Bridge Date, at which time the exercise price per share would be repriced to equal the lower of $15 or 120 percent of the average closing bid price of Harvest’s common stock for the 20 trading days immediately preceding the Bridge Date (“Tranche A”); and (2) 0.4 million warrants exercisable at any time on or after the closing date of the term loan facility for a period of five years from the closing date on a cashless exercise basis at $20 per share until the Bridge Date, at which time the exercise price per share would be repriced to equal the lower of $15 or 120 percent of the average closing bid price of Harvest’s common stock for the 20 trading days immediately preceding the Bridge Date (“Tranche B”) (the “Warrants”). On July 28, 2011, the Bridge Date, the Warrants were repriced to $14.78 per warrant which is the lower of $15 or 120 percent of the average closing bid price of Harvest’s common stock for the 20 trading days immediately preceding the Bridge Date.

The Warrants include anti-dilution provisions which adjust the number of warrants and the exercise price per warrant based on the issuance of additional shares. No additional warrants were issued in the three months ended March 31, 2013. The exercise price per share of the Warrants was repriced to $13.75 per warrant at December 31, 2012. The Warrants are classified as a liability on our consolidated condensed balance sheets and marked to market each reporting period. We reported an unrealized gain on warrant derivatives of $3.8 million in the three months ended March 31, 2013 (three months ended March 31, 2012: $0.4 million unrealized gain).

In the occurrence of a fundamental change, we are required to repurchase the Warrants at the higher of (1) the fair market value of the warrant and (2) a valuation based on a computation of the option value of the Warrant using the Black-Scholes calculation method using the assumptions described in the Warrant Agreement. A fundamental change is defined as “the occurrence of one of the following events: a) a person or group becomes the direct or indirect owner of more than 50% of the voting power of the outstanding common stock, b) a merger event or similar transaction in which the majority owners before the transaction fail to own a majority of the voting power of the Company after the transaction, and c) approval of a plan of liquidation or dissolution of the Company or sale of all or substantially all of the Company’s assets.

In connection with the 11 percent senior unsecured notes issued October 11, 2012, we issued warrants to purchase up to 0.7 million share of our common stock with an exercise price of $10.00 per share. The warrants can be exercised at any time up until the three-year anniversary of the closing. The Black-Scholes option pricing model was used in pricing the warrants. The fair value of the warrants is classified as a discount on debt on our consolidated condensed balance sheet at March 31, 2013.

The dates the warrants were issued, the expiration dates, the exercise prices and the number of warrants issued and outstanding at March 31, 2013 were:

			Warrants
Date Issued	Expiration Date	Exercise Price	Issued	Outstanding
			(warrants in thousands)
November 2010	November 2015	$13.75	1,600	1,600
October 2011	November 2015	13.75	2	2
March 2012	November 2015	13.75	73	73
August 2012	November 2015	13.75	30	30
October 2012	November 2015	13.75	15	15
October 2012	October 2015	10.00	687	687

			2,407	2,407